UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

     CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

September 22, 2008
(Date of Earliest Event Reported)

Advaxis, Inc.
(Exact name of registrant as specified in its charter)

Delaware	00028489	02-0563870
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Technology Center of New Jersey
675 Rt. 1, Suite B113
North Brunswick, N.J. 08902
(Address of principal executive offices)

(732) 545-1590 (Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On September 22, 2008, Advaxis, Inc. (the “Company”) entered into a Note Purchase Agreement (the “Agreement”) with the Company’s Chief Executive Officer, Thomas Moore, pursuant to which the Company agreed to sell to Mr. Moore, from time to time, one or more senior promissory notes (each a “Note” and collectively the “Notes”) with an aggregate principal amount of up to $800,000.

The Agreement was reviewed and recommended to the Company’s Board of Directors (the “Board”) by a special committee of the Board and was approved by a majority of the disinterested members of the Board. The Note or Notes, if and when issued, will bear interest at a rate of 12% per annum, compounded quarterly, and will be due and payable on the earlier of the close of the Company’s next equity financing resulting in gross proceeds to the Company of at least $5,000,000 (the “Subsequent Equity Raise”) or February 15, 2009 (the “Maturity Date”). The Note(s) may be prepaid in whole or in part at the option of the Company without penalty at any time prior to the Maturity Date.

In consideration of Mr. Moore’s agreement to purchase the Notes, the Company agreed that concurrently with the Subsequent Equity Raise, the Company will issue to Mr. Moore a warrant to purchase the Company’s common stock, which will entitle Mr. Moore to purchase a number of shares of the Company’s common stock equal to one share per $1.00 invested by Mr. Moore in the purchase of one or more Notes. Such warrant would contain the same terms and conditions as warrants issued to investors in the Subsequent Equity Raise.

To date and pursuant to the Agreement, Mr. Moore has leant the Company $235,000.

The Agreement and Form of Note are attached as Exhibits 10.1 and 4.1, respectively, to this Report on Form 8-K and are incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this report is incorporated herein by reference.

Item 8.01 Other Events

On September 30, 2008, the Registrant issued a press announcing the terms of the Agreement. A copy of the press release is attached as Exhibit 99.1 to this Report on Form 8-K and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

4.1	Form of Senior Promissory Note.
10.1	Note Purchase Agreement, between Advaxis, Inc. and Thomas A. Moore, dated September 22, 2008.
99.1	Press release of Advaxis, Inc., dated September 30, 2008.

SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 30, 2008

Advaxis, Inc.
By:	/s/ Thomas A. Moore
Name:	Thomas A. Moore
Title:	Chief Executive Officer